UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 15, 2010
GASCO ENERGY, INC.
(Exact name of registrant as specified in its charter)

NEVADA (State or other jurisdiction of incorporation)	001-32369 (Commission File Number)	98-0204105 (IRS Employer Identification No.)
8 Inverness Drive East, Suite 100, Englewood, Colorado 80112
(Address of principal executive offices) (Zip Code)
(Registrant’s telephone number, including area code): (303) 483-0044
N/A
(Former name or former address, if changed since last report).
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
On September 15, 2010, Mr. Charles B. Crowell advised the Board of Directors (the “Board”) of Gasco Energy, Inc. (the “Company”) that, effective as of January 1, 2011, he would retire from his position as Chief Executive Officer and the Board unanimously agreed that the Company’s current President and Chief Financial Officer, Mr. W. King Grant, would be appointed as Chief Executive Officer upon Mr. Crowell’s resignation.
Additionally, effective immediately, the Board appointed Mr. Grant to serve as a director on the Board until the 2011 Annual Meeting or his earlier death, resignation or removal; he was also appointed to the Executive Committee of the Board. Mr. Crowell was appointed as chairman of the Board and the Board determined further that all independent directors would serve as members of each of the Audit, Compensation and Nominating Committees of the Board.

ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.
The description contained in Item 5.07 of this Current Report relating to the Amendment to the Company’s Amended and Restated Articles of Incorporation is incorporated herein by reference.

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
On September 15, 2010, the Company held its 2010 Annual Meeting of Stockholders (the “Annual Meeting”). As of the close of business on July 26, 2010, the record date for the Annual Meeting, 107,768,897 shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”), were issued and outstanding and entitled to vote at the Annual Meeting. A summary of the matters voted upon by the Company’s stockholders and the final voting results for each such matter are set forth below.
PROPOSAL ONE: ELECTION OF DIRECTORS
The Company’s stockholders voted to elect the following persons as directors to serve for terms of one year until the next annual meeting and until their successors have been elected and qualified. The voting results were as follows:

Director Nominee	Votes For	Withheld(1)
Marc A. Bruner	33,624,541	56,156,804
Richard J. Burgess	33,473,376	56,307,969
Charles B. Crowell	33,529,430	56,251,915
Richard S. Langdon	33,590,522	56,190,823
Carmen J. (Tony) Lotito	33,543,849	56,237,496
John A. Schmit	33,470,097	56,311,248
Steven D. (Dean) Furbush	33,961,385	55,819,960

(1)	Includes abstentions and broker non-votes.

PROPOSAL TWO: APPROVAL OF THE ISSUANCE OF UP TO 127.1 MILLION SHARES OF COMMON STOCK POTENTIALLY ISSUABLE UPON CONVERSION OF THE COMPANY’S OUTSTANDING 2015 NOTES AND SERIES C CONVERTIBLE PREFERRED STOCK, AS APPLICABLE
The Company’s stockholders voted to approve the issuance of up to 127.1 million shares of Common Stock issuable upon conversion of the Company’s 5.50% Convertible Senior Notes due 2015 (“2015 Notes”), which are convertible into shares of Common Stock and/or Series C Convertible Preferred Stock (herein so called), and, upon conversion of any shares of Series C Convertible Preferred Stock issued upon conversion of the 2015 Notes. The voting results were as follows:

Votes For	Votes Against	Withheld(1)
33,841,276	4,748,049	51,192,020

(1)	Includes abstentions and broker non-votes. Abstentions and broker non-votes are not considered to be votes cast and therefore have the same effect as a vote against such matter.
PROPOSAL THREE: APPROVAL OF AMENDMENT TO ARTICLES OF INCORPORATION TO INCREASE AUTHORIZED CAPITAL
The Company’s stockholders voted to approve an amendment (the “Amendment”) to the Company’s Amended and Restated Articles of Incorporation to increase the authorized number of shares of Common Stock from 300,000,000 shares to 600,000,000 shares. A copy of the Amendment is filed as Exhibit 3.1 to this Current Report and is incorporated herein by reference.

Votes For	Votes Against	Withheld(1)
71,391,568	16,892,410	1,497,367

(1)	Includes abstentions and broker non-votes. Abstentions and broker non-votes are not considered to be votes cast and therefore have the same effect as a vote against such matter.
PROPOSAL FOUR: APPROVAL OF APPOINTMENT OF KPMG LLP AS INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2010
The Company’s stockholders voted to approve the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2010. The voting results were as follows:

Votes For	Votes Against	Withheld(1)
84,063,401	3,433,514	2,284,430

(1)	Abstentions and broker non-votes are not considered to be votes cast and therefore have the same effect as a vote against such matter.

ITEM 7.01 — REGULATION FD DISCLOSURE
On September 20, 2010, the Company issued a press release announcing the changes in the Board and management described in Item 5.02 of this Current Report. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated by reference herein.
In accordance with General Instruction B.2 of Form 8-K, the information presented under Item 7.01 and Item 8.01 of this Current Report and set forth in the attached Exhibit 99.1 and Exhibit 99.2 is deemed to be “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information and Exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, each as amended.

ITEM 8.01	OTHER EVENTS
On September 20, 2010, the Company issued a press release announcing the automatic conversion on September 20, 2010 of 30% of the aggregate principal amount of the outstanding 2015 Notes into shares of Series C Convertible Preferred Stock pursuant to the terms of the Indenture governing the 2015 Notes. A copy of the press release is furnished herewith as Exhibit 99.2 and is incorporated by reference herein.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.
     (d) Exhibits
     The following is a list of exhibits filed or furnished as part of this Current Report:

Exhibit No.	Description of Document
3.1	Amendment to Amended and Restated Articles of Incorporation dated as of September 20, 2010.

99.1	Press Release dated September 20, 2010 relating to changes in management and the Board of Directors.

99.2	Press Release dated September 20, 2010 relating to the automatic conversion of the 2015 Notes.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: September 20, 2010

GASCO ENERGY, INC.
By:	/s/ W. King Grant
	Name:	W. King Grant
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Document
3.1	Amendment to Amended and Restated Articles of Incorporation dated as of September 20, 2010.

99.1	Press Release dated September 20, 2010 relating to changes in management and the Board of Directors.

99.2	Press Release dated September 20, 2010 relating to the automatic conversion of the 2015 Notes.